Asset acquisition	12 Months Ended
Dec. 31, 2022
Disclosure Of Transactions Recognised Separately From Acquisition Of Assets And Assumption Of Liabilities In Business Combination Text Block Abstract
Asset acquisition
10.	Asset acquisition

During the year ended December 31, 2021, the Company, and Azarga Uranium Corporation (“Azarga”) entered into an Arrangement Agreement pursuant to which the Company acquired all of the issued and outstanding common shares of Azarga by way of a statutory Plan of Arrangement under the Canada Business Corporations Act (the “Arrangement”). Pursuant to the terms of the Arrangement, securityholders of Azarga received 0.375 common shares of enCore for each Azarga common share (the “Exchange Ratio”).

In connection with the Arrangement, all outstanding vested and unvested stock options and share purchase warrants of Azarga were exchanged for replacement options and warrants of enCore, adjusted for the Exchange Ratio.

The aggregate amount of the total consideration was $132,294,625 calculated by taking into account: the issuance of 31,806,617 enCore common shares (the “Share Consideration”) valued at $120,422,593, the issuance of 1,828,960 enCore stock options (the “Replacement Options”) in replacement of options held by Azarga option holders, valued at $5,434,045 using the Black-Scholes option pricing model, the issuance of 1,403,156 enCore share purchase warrants (the “Replacement Warrants”) in replacement of warrants held by Azarga warrant holders, valued at $3,222,543 using the Black-Scholes option pricing model, and total transaction costs of $3,215,444 associated with the Arrangement.

As Azarga did not qualify as a business according to the definition in IFRS 3 Business Combinations, the Arrangement had been accounted for as an asset acquisition with the purchase price being allocated based on the estimated fair value of Azarga’s assets and liabilities summarized as follows:

Consideration
Fair value of share consideration	120,422,593
Fair value of replacement options	5,434,045
Fair value of replacement warrants	3,222,543
Transaction costs	3,215,444
Total consideration value	132,294,625

Net assets acquired	$
Cash	1,860,360
Restricted cash	720,039
Prepaids	169,688
Property, plant, and equipment	62,946
Right-of-use asset	45,444
Mineral properties	129,129,302
Asset retirement obligations	(267,807)
Lease liability	(49,339)
Loan receivable (1)	1,845,941
Accounts payable and accrued liabilities	(1,221,949)
Total net assets acquired	132,294,625

(1) - Transaction costs incurred by Azarga which were subsequently paid by the Company.

The value of the Consideration Shares was calculated based on the issuance of 31,806,617 enCore common shares at a price per share of $3.79 ($4.80 CAD) on December 31, 2021.

The value of the Replacement Options was derived using the Black-Scholes option pricing model. The weighted average assumptions used in the Black-Scholes option pricing model were as follows:

Weighted average
Exercise price	$1.40
Share price	$3.79
Discount rate	1.04%
Expected life (years)	3.43
Volatility	104.40%
Fair value of replacement options (per option):	$2.97

The fair value of the Replacement Options is based on the outstanding 14,631,709 Azarga options adjusted for the Exchange Ratio (0.375) to 5,489,881; 1,828,960 enCore options after the September 2022 share consolidation.

The value of the Replacement Warrants was derived using the Black-Scholes option pricing model. The weighted average assumptions used in the Black-Scholes option pricing model were as follows:

Weighted average
Exercise price	$1.66
Share price	$3.79
Discount rate	0.91%
Expected life (years)	0.98
Volatility	77.10%
Fair value of replacement warrants (per warrant):	$2.30

The fair value of the Replacement Warrants is based on the outstanding 11,225,255 Azarga warrants adjusted for the Exchange Ratio (0.375) to 4,209,471; 1,403,156 enCore warrants after the September 2022 share consolidation.